EXHIBIT 21

SUBSIDIARIES OF UMH PROPERTIES, INC.

Name	Description

Heather Highlands Mobile Home Village Associates, LP	Pennsylvania limited partnership
Mobile Home Village, Inc.	New Jersey corporation
Oxford Village Homes, LLC	Pennsylvania limited liability company
Oxford Village Ltd.	Pennsylvania limited partnership
UMH Allentown, LLC	Tennessee limited liability company
UMH Central OH, LLC	Ohio limited liability company
UMH IN Broadmore, LLC	Delaware limited liability company
UMH IN Countryside Estates, LLC	Indiana limited liability company
UMH IN Forest Creek, LLC	Delaware limited liability company
UMH IN Highland, LLC	Delaware limited liability company
UMH IN Holiday Village, LLC	Delaware limited liability company
UMH IN Meadows, LLC	Delaware limited liability company
UMH IN Monopoly, LLC	Delaware limited liability company
UMH IN Oak Ridge Estates, LLC	Delaware limited liability company
UMH IN Twin Pines, LLC	Delaware limited liability company
UMH IN Woods Edge, LLC	Delaware limited liability company
UMH Melrose, LLC	Delaware limited liability company
UMH Memphis, LLC	Tennessee limited liability company
UMH MI Birchwood Farms, LLC	Delaware limited liability company
UMH MI Candlewick Court, LLC	Delaware limited liability company
UMH NJ Cedarcrest, LLC	Delaware limited liability company
UMH NJ Fairview Manor, LLC	Delaware limited liability company
UMH Northern OH, LLC	Ohio limited liability company
UMH NY Brookview MHP, LLC	Delaware limited liability company
UMH NY Brookview, LLC	New York limited liability company
UMH NY Collingwood, LLC	New York limited liability company
UMH NY D&R Village, LLC	Delaware limited liability company
UMH NY Kinnebrook MHP, LLC	Delaware limited liability company
UMH NY Waterfalls Village, LLC	Delaware limited liability company
UMH of Coxsackie, LLC	New York limited liability company
UMH of Indiana, Inc.	Indiana corporation
UMH of Michigan, Inc.	Michigan corporation
UMH of Nashville, Inc.	Tennessee corporation
UMH OH Buckeye II, LLC	Delaware limited liability company
UMH OH Buckeye, LLC	Delaware limited liability company
UMH OH Catalina, LLC	Delaware limited liability company
UMH OH Clinton MHP, LLC	Delaware limited liability company
UMH OH Colonial Heights, LLC	Delaware limited liability company
UMH OH Hayden Heights, LLC	Delaware limited liability company
UMH OH Hillcrest, LLC	Delaware limited liability company
UMH OH Lake Sherman Village, LLC	Delaware limited liability company
UMH OH Lakeview, LLC	Delaware limited liability company
UMH OH Marysville Estates, LLC	Delaware limited liability company
UMH OH Meadowood, LLC	Delaware limited liability company

Name	Description

UMH OH Olmsted Falls, LLC	Delaware limited liability company
UMH OH Southern Terrace, LLC	Delaware limited liability company
UMH OH Springfield Meadows, LLC	Delaware limited liability company
UMH OH Twin Oaks, LLC	Ohio limited liability company
UMH OH Valley Hills, LLC	Delaware limited liability company
UMH OH Wayside, LLC	Delaware limited liability company
UMH OH Worthington Arms, LLC	Delaware limited liability company
UMH PA Athens, LLC	Pennsylvania limited liability company
UMH PA Brookside Village LLC	Pennsylvania limited liability company
UMH PA Chambersburg, LLC	Pennsylvania limited liability company
UMH PA City View, LLC	Pennsylvania limited liability company
UMH PA Cranberry Village, LLC	Delaware limited liability company
UMH PA Forest Park, LLC	Delaware limited liability company
UMH PA Frieden Manor, LLC	Pennsylvania limited liability company
UMH PA Gregory Courts, LLC	Delaware limited liability company
UMH PA Hillcrest Crossing, LLC	Delaware limited liability company
UMH PA Holly Acres, LLC	Delaware limited liability company
UMH PA Huntingdon Pointe, LLC	Delaware limited liability company
UMH PA Independence, LLC	Delaware limited liability company
UMH PA Lancaster County, LLC	Pennsylvania limited liability company
UMH PA Maple Manor, LLC	Pennsylvania limited liability company
UMH PA Monroe Valley, LLC	Pennsylvania limited liability company
UMH PA Moosic Heights, LLC	Pennsylvania limited liability company
UMH PA Oakwood Lake Village, LLC	Pennsylvania limited liability company
UMH PA Pleasant View, LLC	Pennsylvania limited liability company
UMH PA Rolling Hills Estates, LLC	Pennsylvania limited liability company
UMH PA Suburban Estates, LLC	Delaware limited liability company
UMH PA Sunny Acres, LLC	Delaware limited liability company
UMH PA Sunnyside, LLC	Delaware limited liability company
UMH PA Valley Stream, LLC	Delaware limited liability company
UMH PA Valley View-Danboro, LLC	Delaware limited liability company
UMH PA Valley View-Honey Brook, LLC	Delaware limited liability company
UMH PA Voyager Estates, LLC	Delaware limited liability company
UMH Sales and Finance, Inc.	New Jersey corporation
UMH TN Allentown, LLC	Delaware limited liability company
UMH TN Countryside Village, LLC	Tennessee limited liability company
UMH TN Holiday Village MHP, LLC	Delaware limited liability company
UMH TN Shady Hills MHP, LLC	Delaware limited liability company
UMH TN Trailmont MHP, LLC	Delaware limited liability company
UMH TN Weatherly Estates, LLC	Delaware limited liability company
United Mobile Homes of Buffalo, Inc.	New York corporation
United Mobile Homes of Florida, Inc.	Florida corporation
United Mobile Homes of New York, Inc.	New York corporation
United Mobile Homes of Ohio, Inc.	Ohio corporation
United Mobile Homes of Pennsylvania, Inc.	Pennsylvania corporation
United Mobile Homes of Tennessee, Inc.	Tennessee corporation
United Mobile Homes of Vineland, Inc.	New Jersey corporation